Annual Report

AUGUST 31, 1998

TEMPLETON
GROWTH FUND, INC.

[FRANKLIN TEMPLETON(R) LOGO]
[Celebrating Over 50 Years LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO]

MARK G. HOLOWESKO, CFA

Portfolio Manager
Templeton Growth Fund

Mark G. Holowesko is president and portfolio manager of Templeton Growth Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.
CONTENTS

Shareholder Letter            1

Performance Summaries
   Class I                    8
   Class II                  12
   Advisor Class             16

Financial Highlights &
Statement of Investments     21

Financial Statements         32

Notes to the Financial
Statements                   35

Independent Auditor's Report 39

Tax Designation              40

[PYRAMID GRAPHIC]

SHAREHOLDER LETTER

Your Fund's Goal: Templeton Growth Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation.

Dear Shareholder:

This annual report of Templeton Growth Fund covers the fiscal year ended August 31, 1998, a difficult time for the Fund. Early in the period, we boosted our exposure to Asia and decreased our European and U.S. positions. Unfortunately, these moves resulted in poor short-term performance for the Fund, as many Asian shares continued to fall in value and U.S. and European stock prices rose. Within this environment, the Fund's Class I shares provided a 12-month cumulative total return of -12.61%, as discussed in the Performance Summary on page 8.

This was not the first time we have experienced poor performance while repositioning the Fund to take advantage of long-term opportunities. In the mid-to-late 1980s, we sold our Japanese holdings and bought U.S. shares. As a result, at the end of 1989, the Fund had no Japanese exposure and a large

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 24 of this report.
TEMPLETON GROWTH FUND
VS. THE MSCI WORLD INDEX

Based on Total Net Assets
12/31/89

   [Pie Chart]

TEMPLETON GROWTH FUND

North America     49%
Europe            25%
Japan              0%
Pacific Ex-Japan  15%
Latin America      3%
Short Term
Investments &
Other Net Assets   8%

   [Pie Chart]

MSCI WORLD INDEX

Japan             40%
North America     34%
Europe            24%
Pacific Ex-Japan   2%

U.S. position. Consequently, as investor enthusiasm for Japanese stocks and neglect for U.S. securities reached a peak during that period, the Fund lagged market indices like the MSCI World Index,(1) which had a large weighting in Japan. But in 1989, Japan's market began a 10-year correction and the U.S. entered the early stages of one of its greatest bull markets. So our actions proved correct over time, illustrating that, although value investing tends to lag in the later stages of market advances when many investors pick stocks based on momentum, fads and momentum typically fade and the market usually returns to its roots in value.

There are some striking similarities between the current investment environment and that of the late 1980s. A decade ago, valuations were ignored by many investors, as evidenced by the number of Japanese shares selling at more than 80 times earnings. In 1998, investors also seemed to show a lack of respect for valuations. Many price/earnings (p/e) ratios of Internet stocks exceeded even those of Japanese shares during the 1980s, and some of the most overvalued equities in January were the top performers during the first half of 1998. For example, the 20% most expensive stocks in the Morgan Stanley Capital International(R) All Country World Free Index(2) rose 20%. Conversely, the cheapest 20% advanced only 5%.(3)

1. The Morgan Stanley Capital International(R) (MSCI) World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

2. The unmanaged Morgan Stanley Capital International(R) (MSCI) All Country World Free Index represents the stock markets of 48 developed and emerging countries, including the U.S., Germany, Mexico, Indonesia, Thailand, and Japan.

3. Stock rankings measured by 1997 year-end p/e ratios, which averaged 57 for the 20% most expensive stocks and 8 for the cheapest 20% of the stocks. Performance is measured in U.S. dollars and includes reinvested dividends.


2
In the late 1980s, we were too quick to sell Japanese securities and buy U.S. stocks; we now believe that in 1998, we were too quick to sell some of our European and U.S. holdings and increase our positions in Asia and Latin America. On August 31, 1998, the MSCI World Index, which significantly outperformed the Fund during the reporting period, had a North American weighting of 51% (most of which was in the U.S.) and a European weighting of 37%. The Fund, on the other hand, only had a European weighting of 29% and a North American weighting of 28%, most of which was in the U.S.

ASIA

During the reporting period, Asia experienced dramatic stock price declines, and its share of world stock market capitalization shrank appreciably. At their height in the 1980s, Asian stocks accounted for more than half the value of equities worldwide. However, as the chart on the following page shows, between 1993 and 1998, Asia's share of global stock value dropped from 38% to 14%. During the same period, the value of North American stocks increased from 37% to 51% of equities worldwide.(4)

As many Asian shares declined in value, we slowly built positions in companies that we considered to have above average long-term potential. Our largest Asian exposure was Hong Kong SAR, which

TEMPLETON GROWTH FUND
VS. THE MSCI WORLD INDEX

Based on Total Net Assets
8/31/98

TEMPLETON GROWTH FUND

Europe                     29%
North America              28%
Pacific Ex-Japan           15%
Latin America               7%
Japan                       1%
Middle East/Africa          1%
Short Term
Investments &
Other Net Assets           19%

MSCI WORLD INDEX

North America              51%
Europe                     37%
Japan                      10%
Pacific Ex-Japan            2%

4. Source: IFC 1998 Emerging Market Factbook.


                                                                               3
HOW THE ASIAN SHARE OF WORLD
STOCK MARKET CAPITALIZATION
HAS SHRUNK

12/31/93 Total $12.7 Trillion

Asia (including Japan)     $4.9 Trillion     38%
North America              $4.7 Trillion     37%
Euro Area                  $2.8 Trillion     22%
Other Countries            $356 Billion       3%

6/30/98 Total $24.0 Trillion

North America              $12.2 Trillion    51%
Euro Area                  $7.5 Trillion     31%
Asia (including Japan)     $3.4 Trillion     14%
Other Countries            $910 Billion       4%

represented 8.7% of the Fund's total net assets on August 31, 1998. The stocks of Hong Kong companies we bought have what we consider to be solid balance sheets, dividend yields three times the level of the U.S. market, p/e ratios a quarter of those of Europe, and discounts as high as 50% of the replacement cost of their plant and equipment. Hong Kong real estate prices, which fell substantially during the reporting period, remain its primary economic problem. The possible devaluation of the Hong Kong dollar is also a major concern, but, in our opinion, is not likely. So far Hong Kong has fought off currency speculators, and has over $90 billion in foreign currency reserves to support its currency.(5) It also has one of the freest market economies in the world, lacks the elements of crony capitalism found in many other parts of Asia, and its companies generally have little corporate debt. In our current opinion, the selling in Hong Kong's financial markets during the Fund's fiscal year was excessive in relation to economic conditions, and we are optimistic about Hong Kong's future.

EUROPE

As numerous Asian stocks sank to historic lows, many European share prices reached all-time highs. This was particularly true of southern European equity markets, which were boosted by interest rates declining in anticipation of the new common currency (the euro) being introduced in early 1999. We took profits in several of our southern European holdings, but maintained investments in the

5. Source: Bloomberg.


4
Nordic region and the United Kingdom. Although European stock valuations are close to record highs, they are still cheaper on average than those of other developed markets.

UNITED STATES

Stocks have become an increasingly important part of the U.S. economy largely because of their value relative to the size of the economy and the average household's net worth. Fueled by low interest rates, benign inflation and investor enthusiasm, the U.S. stock market advanced during most of the Fund's fiscal year, and by July 17, 1998, the Dow Jones(R) Industrial Average (the Dow) had increased 24.3% from its level at the beginning of the reporting period. However, in August, growing concerns about Asia's continuing financial problems and Russia's economic and political crisis sent the U.S. market plummeting. On August 26, the Dow dropped 0.9%, the next day it tumbled 4.2%, and on August 31, it plunged an additional 6.4%.(6),(8) These declines nearly eliminated all previous gains in the Index for the reporting period, and on August 31, the Dow was only 0.7% higher than it had been 12 months earlier.(7),(8)

Our U.S. equity holdings, which represented 25.9% of the Fund's total net assets as of August 31, 1998, were concentrated in the automobile, aerospace, forest products, and energy sectors. Our largest U.S. positions at the close of the period were General Motors Corp., Boeing Co., and Motorola Inc.

  TOP 10 EQUITY HOLDINGS
  8/31/98

  NAME,                             % OF TOTAL
  INDUSTRY, COUNTRY                 NET ASSETS
  -----------------                 ----------
  General Motors Corp.
  Automobiles, U.S.                 2.2%

  Philips Electronics NV
  Electrical & Electronics,
  Netherlands                       2.2%

  HSBC Holdings Plc.
  Banking, Hong Kong**              2.0%

  Boeing Co.
  Aerospace & Military
  Technology, U.S.                  1.6%

  Motorola Inc.
  Electrical & Electronics, U.S.    1.4%

  American Stores Co.
  Merchandising, U.S.               1.3%

  Deutsche Bank AG
  Banking, Germany                  1.2%

  YPF Sociedad Anonima
  (and YPF Sociedad
  Anonima ADR)
  Energy Sources, Argentina         1.2%

  Archer-Daniels Midland Co.
  Food & Household
  Products, U.S.                    1.2%

  Bell Atlantic Corp.
  Telecommunications, U.S.          1.1%

**Hong Kong reverted to the sovereignty of China on July 1, 1997.

6. Source: Bloomberg.

7. Source: Standard & Poor's(R) Micropal.

8. The Dow's market return, calculated by Wilshire Associates Inc., includes reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.


                                                                               5
  TOP 10 COUNTRIES
  REPRESENTED IN THE FUND*

  Equity Investments
  (80.2% of Total Net Assets)
  8/31/98

                    % OF TOTAL
  COUNTRY           NET ASSETS
  -------           ----------
  United States          25.9%

  United Kingdom          9.3%

  Hong Kong**             8.7%

  Sweden                  4.7%

  Netherlands             3.7%

  Australia               3.5%

  Germany                 3.1%

  Brazil                  2.5%

  France                  2.5%

  Argentina               2.2%

*Does not include fixed-income securities and short-term investments and other net assets.

**Hong Kong reverted to the sovereignty of China on July 1, 1997.

Looking forward, we are confident about our ability to deal with future volatility in global stock markets. Turbulent markets are not new to us, and where many people see only risk, we see potential returns. Our investment approach is based on a philosophy comprising four basic principles: the patience to look beyond the emotions of the moment to the longer-term value of a security, the discipline to subject an idea to rigorous and detailed analysis, the courage to think independently, and the common sense to know that share prices become cheap under the pressure of selling, or expensive during periods of "irrational exuberance." We will consistently use this approach in the future in our efforts to protect the Fund's assets and produce profits for our shareholders.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Please remember that there are special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting


6
a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time.(9) These risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Mark G. Holowesko

Mark G. Holowesko, CFA
President
Templeton Growth Fund, Inc.

9. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


                                                                               7
PERFORMANCE SUMMARY

CLASS I

Templeton Growth Fund - Class I produced a - 12.61% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the Fund's Class I shares delivered a cumulative total return of 214.67% for the 10-year period ended August 31, 1998.

The Fund's share price, as measured by net asset value, decreased $5.69, from $22.47 on August 31, 1997, to $16.78 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 54.5 cents ($0.545) in income dividends, 33 cents ($0.33) in short-term capital gains, and $2.55 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.


8
The graph on page 10 compares the performance of the Fund's Class I shares over the past ten years and the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.


                                                                               9
CLASS I

Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH]


The following line graph hypothetically compares the performance of the Templeton Growth Fund Class I shares to that of the MSCI World Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison

                   Templeton Growth     MSCI World        CPI
                    Fund -Class I         Index
                 --------------------------------------------------
          9/1/88        $9,427           $10,000        $10,000
          Sep 88        $9,751           $10,426        $10,068
          Oct-88       $10,016           $11,122        $10,101
          Nov-88        $9,988           $11,511        $10,110
          Dec-88       $10,012           $11,617        $10,127
          Jan-89       $10,719           $12,039        $10,178
          Feb-89       $10,427           $11,966        $10,218
          Mar-89       $10,617           $11,891        $10,277
          Apr-89       $10,974           $12,167        $10,345
          May-89       $11,054           $11,871        $10,404
          Jun-89       $10,988           $11,739        $10,429
          Jul-89       $11,957           $13,068        $10,455
          Aug-89       $12,102           $12,753        $10,472
          Sep-89       $12,117           $13,115        $10,505
          Oct-89       $11,622           $12,680        $10,556
          Nov-89       $11,836           $13,188        $10,580
          Dec-89       $12,271           $13,615        $10,597
          Jan-90       $11,726           $12,981        $10,706
          Feb-90       $11,726           $12,426        $10,756
          Mar-90       $11,983           $11,678        $10,815
          Apr-90       $11,609           $11,512        $10,833
          May-90       $12,676           $12,726        $10,857
          Jun-90       $12,746           $12,638        $10,916
          Jul-90       $13,089           $12,755        $10,958
          Aug-90       $11,859           $11,563        $11,058
          Sep-90       $10,768           $10,346        $11,151
          Oct-90       $10,616           $11,314        $11,218
          Nov-90       $10,959           $11,131        $11,243
          Dec-90       $11,160           $11,366        $11,243
          Jan-91       $11,790           $11,784        $11,311
          Feb-91       $12,668           $12,877        $11,327
          Mar-91       $12,813           $12,499        $11,344
          Apr-91       $13,017           $12,599        $11,360
          May-91       $13,571           $12,886        $11,393
          Jun-91       $12,889           $12,093        $11,428
          Jul-91       $13,673           $12,666        $11,445
          Aug-91       $13,741           $12,628        $11,478
          Sep-91       $13,878           $12,961        $11,529
          Oct-91       $14,085           $13,174        $11,546
          Nov-91       $13,731           $12,602        $11,579
          Dec-91       $14,656           $13,522        $11,588
          Jan-92       $14,789           $13,274        $11,604
          Feb-92       $15,074           $13,047        $11,647
          Mar-92       $14,818           $12,435        $11,705
          Apr-92       $15,236           $12,610        $11,722
          May-92       $15,806           $13,113        $11,738
          Jun-92       $15,502           $12,676        $11,781
          Jul-92       $15,464           $12,711        $11,806
          Aug-92       $15,017           $13,023        $11,839
          Sep-92       $14,979           $12,905        $11,873
          Oct-92       $14,773           $12,559        $11,915
          Nov-92       $14,952           $12,786        $11,931
          Dec-92       $15,274           $12,892        $11,924
          Jan-93       $15,476           $12,937        $11,983
          Feb-93       $15,816           $13,245        $12,024
          Mar-93       $16,368           $14,017        $12,067
          Apr-93       $16,697           $14,668        $12,100
          May-93       $17,186           $15,009        $12,117
          Jun-93       $17,112           $14,885        $12,134
          Jul-93       $17,558           $15,194        $12,133
          Aug-93       $18,546           $15,893        $12,167
          Sep-93       $18,471           $15,602        $12,192
          Oct-93       $19,322           $16,034        $12,243
          Nov-93       $18,960           $15,130        $12,251
          Dec-93       $20,268           $15,873        $12,251
          Jan-94       $21,395           $16,923        $12,285
          Feb-94       $20,855           $16,706        $12,328
          Mar-94       $20,061           $15,989        $12,370
          Apr-94       $20,406           $16,486        $12,386
          May-94       $20,602           $16,531        $12,394
          Jun-94       $20,142           $16,488        $12,436
          Jul-94       $21,073           $16,805        $12,469
          Aug-94       $21,798           $17,314        $12,521
          Sep-94       $21,303           $16,862        $12,554
          Oct-94       $21,500           $17,344        $12,563
          Nov-94       $20,615           $16,596        $12,579
          Dec-94       $20,434           $16,759        $12,579
          Jan-95       $20,270           $16,511        $12,629
          Feb-95       $20,875           $16,755        $12,679
          Mar-95       $21,265           $17,566        $12,721
          Apr-95       $22,008           $18,181        $12,763
          May-95       $22,662           $18,340        $12,789
          Jun-95       $22,990           $18,338        $12,814
          Jul-95       $24,022           $19,259        $12,814
          Aug-95       $23,871           $18,834        $12,848
          Sep-95       $24,412           $19,386        $12,872
          Oct-95       $23,632           $19,084        $12,915
          Nov-95       $24,171           $19,751        $12,906
          Dec-95       $24,486           $20,332        $12,897
          Jan-96       $25,361           $20,702        $12,973
          Feb-96       $25,446           $20,832        $13,015
          Mar-96       $25,742           $21,184        $13,082
          Apr-96       $26,321           $21,685        $13,132
          May-96       $26,632           $21,707        $13,157
          Jun-96       $26,660           $21,821        $13,166
          Jul-96       $25,799           $21,055        $13,191
          Aug-96       $26,462           $21,301        $13,216
          Sep-96       $26,999           $22,139        $13,258
          Oct-96       $27,440           $22,297        $13,300
          Nov-96       $28,932           $23,550        $13,325
          Dec-96       $29,519           $23,178        $13,325
          Jan-97       $30,229           $23,460        $13,367
          Feb-97       $30,471           $23,734        $13,407
          Mar-97       $30,335           $23,269        $13,441
          Apr-97       $31,014           $24,034        $13,457
          May-97       $32,555           $25,522        $13,449
          Jun-97       $33,855           $26,798        $13,465
          Jul-97       $35,139           $28,037        $13,481
          Aug-97       $33,945           $26,165        $13,506
          Sep-97       $36,136           $27,590        $13,540
          Oct-97       $33,774           $26,143        $13,574
          Nov-97       $33,876           $26,609        $13,566
          Dec-97       $34,295           $26,938        $13,550
          Jan-98       $34,348           $27,693        $13,574
          Feb-98       $36,240           $29,571        $13,601
          Mar-98       $37,849           $30,824        $13,629
          Apr-98       $38,043           $31,129        $13,653
          May-98       $36,894           $30,744        $13,678
          Jun-98       $35,833           $31,478        $13,694
          Jul-98       $34,985           $31,432        $13,710
          Aug-98       $29,664           $27,245        $13,727




THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International. ***Source: U.S. Bureau of Labor Statistics (8/31/98).

Past performance is not predictive of future results.


10
  CLASS I
  Periods ended 8/31/98

                                                                 SINCE
                                                               INCEPTION
                                   1-YEAR   5-YEAR  10-YEAR   (11/29/54)
                                   ------   ------  -------   ----------
  Cumulative Total
  Return(1)                       -12.61%   59.95%  214.67%  33,782.59%
  Average Annual Total
  Return(2)                       -17.63%    8.55%   11.49%      14.08%
  Value of $10,000
  Investment(3)                    $8,237  $15,071  $29,664  $3,193,461

                           8/31/94  8/31/95  8/31/96  8/31/97     8/31/98
                           -------  -------  -------  -------     -------
  One-Year Total Return(4)  17.47%    9.51%   10.85%   28.28%     -12.61%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


                                                                              11

CLASS II

Templeton Growth Fund - Class II produced a - 13.32% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $5.69, from $22.18 on August 31, 1997, to $16.49 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 42.51 cents ($0.4251) in income dividends, 33 cents ($0.33) in short-term capital gains, and $2.55 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


             Past performance is not predictive of future results.

12


The graph on page 14 compares the performance of the Fund's Class II shares since inception and the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also compares the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



             Past performance is not predictive of future results.

                                                                              13




CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)


[LINE GRAPH]

The following line graph hypothetically compares the performance of the Templeton Growth Fund Class II shares to that of the MSCI World Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison

                  Templeton Growth   MSCI World Index     CPI
                   Fund- Class II
                ---------------------------------------------------
         5/1/95        $9,898            $10,000        $10,000
         May 95       $10,187            $10,088        $10,020
         Jun-95       $10,329            $10,086        $10,040
         Jul-95       $10,788            $10,593        $10,040
         Aug-95       $10,708            $10,359        $10,067
         Sep-95       $10,941            $10,663        $10,086
         Oct-95       $10,588            $10,497        $10,119
         Nov-95       $10,818            $10,863        $10,112
         Dec-95       $10,960            $11,183        $10,105
         Jan-96       $11,340            $11,387        $10,164
         Feb-96       $11,372            $11,458        $10,197
         Mar-96       $11,493            $11,651        $10,250
         Apr-96       $11,746            $11,927        $10,289
         May-96       $11,873            $11,940        $10,309
         Jun-96       $11,880            $12,002        $10,316
         Jul-96       $11,493            $11,581        $10,335
         Aug-96       $11,778            $11,716        $10,355
         Sep-96       $12,006            $12,177        $10,388
         Oct-96       $12,191            $12,264        $10,421
         Nov-96       $12,847            $12,953        $10,441
         Dec-96       $13,107            $12,748        $10,441
         Jan-97       $13,412            $12,904        $10,473
         Feb-97       $13,506            $13,054        $10,505
         Mar-97       $13,439            $12,799        $10,531
         Apr-97       $13,729            $13,219        $10,544
         May-97       $14,405            $14,038        $10,537
         Jun-97       $14,973            $14,739        $10,550
         Jul-97       $15,527            $15,421        $10,563
         Aug-97       $14,993            $14,392        $10,583
         Sep-97       $15,947            $15,175        $10,609
         Oct-97       $14,898            $14,379        $10,636
         Nov-97       $14,928            $14,636        $10,629
         Dec-97       $15,108            $14,816        $10,617
         Jan-98       $15,124            $15,232        $10,636
         Feb-98       $15,944            $16,265        $10,657
         Mar-98       $16,637            $16,954        $10,678
         Apr-98       $16,716            $17,122        $10,697
         May-98       $16,196            $16,910        $10,717
         Jun-98       $15,723            $17,314        $10,730
         Jul-98       $15,337            $17,288        $10,742
         Aug-98       $12,991            $14,985        $10,755




THE HISTORICAL DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).


             Past performance is not predictive of future results.

14


  CLASS II
  Periods ended 8/31/98

                                                                           SINCE
                                                                         INCEPTION
                                              1-YEAR        3-YEAR       (5/1/95)

  Cumulative Total Return(1)                - 13.32%        21.37%        31.22%
  Average Annual Total Return(2)            - 15.03%         6.31%         8.16%
  Value of $10,000 Investment(3)             $8,497       $12,015       $12,991



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

                                                                              15

ADVISOR CLASS

Templeton Growth Fund - Advisor Class produced a -12.41% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The Fund's share price, as measured by net asset value, decreased $5.69, from $22.49 on August 31, 1997, to $16.80 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 59.13 cents ($0.5913) in income dividends, 33 cents ($0.33) in short-term capital gains, and $2.55 in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.


16
The graph on the following page compares the performance of the Fund's Advisor Class shares over a ten-year period and the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also compares the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.



                                                                              17

ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH]

The following line graph hypothetically compares the performance of the Templeton Growth Fund Advisor shares to that of the MSCI World Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison

                   Templeton Growth        MSCI World           CPI
                 Fund- Advisor Class         Index
                ----------------------------------------------------------
         9/1/88        $10,000              $10,000           $10,000
         Sep 88        $10,344              $10,426           $10,068
         Oct-88        $10,626              $11,122           $10,101
         Nov-88        $10,595              $11,511           $10,110
         Dec-88        $10,621              $11,617           $10,127
         Jan-89        $11,370              $12,039           $10,178
         Feb-89        $11,061              $11,966           $10,218
         Mar-89        $11,262              $11,891           $10,277
         Apr-89        $11,641              $12,167           $10,345
         May-89        $11,726              $11,871           $10,404
         Jun-89        $11,656              $11,739           $10,429
         Jul-89        $12,684              $13,068           $10,455
         Aug-89        $12,838              $12,753           $10,472
         Sep-89        $12,854              $13,115           $10,505
         Oct-89        $12,329              $12,680           $10,556
         Nov-89        $12,556              $13,188           $10,580
         Dec-89        $13,017              $13,615           $10,597
         Jan-90        $12,439              $12,981           $10,706
         Feb-90        $12,439              $12,426           $10,756
         Mar-90        $12,712              $11,678           $10,815
         Apr-90        $12,315              $11,512           $10,833
         May-90        $13,447              $12,726           $10,857
         Jun-90        $13,521              $12,638           $10,916
         Jul-90        $13,885              $12,755           $10,958
         Aug-90        $12,580              $11,563           $11,058
         Sep-90        $11,423              $10,346           $11,151
         Oct-90        $11,262              $11,314           $11,218
         Nov-90        $11,625              $11,131           $11,243
         Dec-90        $11,839              $11,366           $11,243
         Jan-91        $12,507              $11,784           $11,311
         Feb-91        $13,438              $12,877           $11,327
         Mar-91        $13,592              $12,499           $11,344
         Apr-91        $13,809              $12,599           $11,360
         May-91        $14,396              $12,886           $11,393
         Jun-91        $13,673              $12,093           $11,428
         Jul-91        $14,505              $12,666           $11,445
         Aug-91        $14,577              $12,628           $11,478
         Sep-91        $14,721              $12,961           $11,529
         Oct-91        $14,942              $13,174           $11,546
         Nov-91        $14,566              $12,602           $11,579
         Dec-91        $15,548              $13,522           $11,588
         Jan-92        $15,689              $13,274           $11,604
         Feb-92        $15,991              $13,047           $11,647
         Mar-92        $15,719              $12,435           $11,705
         Apr-92        $16,162              $12,610           $11,722
         May-92        $16,767              $13,113           $11,738
         Jun-92        $16,444              $12,676           $11,781
         Jul-92        $16,404              $12,711           $11,806
         Aug-92        $15,930              $13,023           $11,839
         Sep-92        $15,890              $12,905           $11,873
         Oct-92        $15,671              $12,559           $11,915
         Nov-92        $15,861              $12,786           $11,931
         Dec-92        $16,203              $12,892           $11,924
         Jan-93        $16,417              $12,937           $11,983
         Feb-93        $16,777              $13,245           $12,024
         Mar-93        $17,363              $14,017           $12,067
         Apr-93        $17,713              $14,668           $12,100
         May-93        $18,231              $15,009           $12,117
         Jun-93        $18,152              $14,885           $12,134
         Jul-93        $18,625              $15,194           $12,133
         Aug-93        $19,673              $15,893           $12,167
         Sep-93        $19,594              $15,602           $12,192
         Oct-93        $20,497              $16,034           $12,243
         Nov-93        $20,113              $15,130           $12,251
         Dec-93        $21,501              $15,873           $12,251
         Jan-94        $22,696              $16,923           $12,285
         Feb-94        $22,123              $16,706           $12,328
         Mar-94        $21,281              $15,989           $12,370
         Apr-94        $21,647              $16,486           $12,386
         May-94        $21,854              $16,531           $12,394
         Jun-94        $21,366              $16,488           $12,436
         Jul-94        $22,355              $16,805           $12,469
         Aug-94        $23,123              $17,314           $12,521
         Sep-94        $22,599              $16,862           $12,554
         Oct-94        $22,808              $17,344           $12,563
         Nov-94        $21,868              $16,596           $12,579
         Dec-94        $21,676              $16,759           $12,579
         Jan-95        $21,503              $16,511           $12,629
         Feb-95        $22,144              $16,755           $12,679
         Mar-95        $22,558              $17,566           $12,721
         Apr-95        $23,346              $18,181           $12,763
         May-95        $24,040              $18,340           $12,789
         Jun-95        $24,388              $18,338           $12,814
         Jul-95        $25,483              $19,259           $12,814
         Aug-95        $25,323              $18,834           $12,848
         Sep-95        $25,897              $19,386           $12,872
         Oct-95        $25,069              $19,084           $12,915
         Nov-95        $25,641              $19,751           $12,906
         Dec-95        $25,975              $20,332           $12,897
         Jan-96        $26,904              $20,702           $12,973
         Feb-96        $26,993              $20,832           $13,015
         Mar-96        $27,308              $21,184           $13,082
         Apr-96        $27,922              $21,685           $13,132
         May-96        $28,251              $21,707           $13,157
         Jun-96        $28,281              $21,821           $13,166
         Jul-96        $27,368              $21,055           $13,191
         Aug-96        $28,071              $21,301           $13,216
         Sep-96        $28,640              $22,139           $13,258
         Oct-96        $29,108              $22,297           $13,300
         Nov-96        $30,691              $23,550           $13,325
         Dec-96        $31,314              $23,178           $13,325
         Jan-97        $32,067              $23,460           $13,368
         Feb-97        $32,323              $23,734           $13,408
         Mar-97        $32,179              $23,269           $13,441
         Apr-97        $32,900              $24,034           $13,457
         May-97        $34,535              $25,522           $13,449
         Jun-97        $35,929              $26,798           $13,465
         Jul-97        $37,291              $28,037           $13,481
         Aug-97        $36,041              $26,165           $13,507
         Sep-97        $38,365              $27,591           $13,541
         Oct-97        $35,892              $26,143           $13,575
         Nov-97        $36,001              $26,609           $13,566
         Dec-97        $36,456              $26,938           $13,550
         Jan-98        $36,531              $27,693           $13,575
         Feb-98        $38,542              $29,571           $13,602
         Mar-98        $40,252              $30,824           $13,629
         Apr-98        $40,478              $31,129           $13,654
         May-98        $39,237              $30,744           $13,678
         Jun-98        $38,129              $31,478           $13,694
         Jul-98        $37,227              $31,432           $13,711
         Aug-98        $31,570              $27,245           $13,727


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).


             Past performance is not predictive of future results.


18


  ADVISOR CLASS
  Periods ended 8/31/98

                                                                                         SINCE
                                                                                       INCEPTION
                                                                                      OF THE FUND
                                                 1-YEAR*      5-YEAR*     10-YEAR*    (11/29/54)*

  Cumulative Total Return(1)                     -12.41%      60.47%     215.70%     33,893.42%
  Average Annual Total Return(1)                 -12.41%       9.92%      12.18%         14.24%
  Value of $10,000 Investment(2)                 $8,759     $16,047     $31,570     $3,399,342


                                   8/31/94      8/31/95     8/31/96     8/31/97        8/31/98

  One-Year Total Return(3),*         17.47%       9.51%      10.85%      28.39%        -12.41%


*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 1.70%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                              19

TEMPLETON GROWTH FUND


CLASS I

If you had invested $10,000 in Templeton Growth Fund - Class I at inception, it would be worth more than $3.1 million today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), with income dividends and capital gains reinvested as shown through August 31, 1998.*

[3-D GRAPH]

The following mountain chart illustrates the cumulative total return of a $10,000 investment in the Fund on November 29, 1954 (inception).

                     Principal +   Principal +    Total Value   Principal     Income   Cap Gains
                       Dividends     Cap Gains
          11/54           $9,425        $9,425       $9,425      $9,425         $0          $0
          12/54           $9,576        $9,576       $9,576      $9,576         $0          $0
          12/55          $10,250       $10,250      $10,250     $10,250         $0          $0
          12/56          $10,726       $10,726      $10,726     $10,726         $0          $0
          12/57           $8,911        $8,911       $8,911      $8,911         $0          $0
          12/58          $13,261       $13,261      $13,261     $13,261         $0          $0
          12/59          $15,118       $15,118      $15,118     $15,118         $0          $0
          12/60          $17,210       $17,210      $17,210     $17,210         $0          $0
          12/61          $20,358       $20,358      $20,358     $20,358         $0          $0
          12/62          $17,606       $17,606      $17,606     $17,606         $0          $0
          12/63          $18,511       $18,511      $18,511     $18,511         $0          $0
          12/64          $23,802       $23,506      $23,802     $23,506       $296          $0
          12/65          $29,073       $28,313      $29,073     $28,313       $760          $0
          12/66          $27,532       $26,485      $27,532     $26,485     $1,048          $0
          12/67          $31,314       $29,632      $31,314     $29,632     $1,682          $0
          12/68          $43,140       $40,283      $43,140     $40,283     $2,857          $0
          12/69          $51,622       $47,446      $51,622     $47,446     $4,176          $0
          12/70          $48,298       $43,676      $48,298     $43,676     $4,622          $0
          12/71          $57,875       $52,568      $58,888     $51,555     $6,320      $1,013
          12/72          $95,625       $87,992      $99,262     $84,354    $11,271      $3,637
          12/73          $78,886       $79,615      $89,415     $69,086     $9,801     $10,529
          12/74          $68,188       $69,154      $78,623     $58,718     $9,469     $10,435
          12/75          $93,732       $93,527     $108,183     $79,076    $14,655     $14,451
          12/76         $136,290      $135,840     $158,747    $113,384    $22,907     $22,456
          12/77         $155,058      $162,989     $191,092    $126,956    $28,103     $36,033
          12/78         $184,487      $192,793     $227,799    $149,482    $35,006     $43,311
          12/79         $231,142      $241,866     $288,936    $184,072    $47,071     $57,794
          12/80         $275,936      $302,407     $363,734    $214,609    $61,327     $87,798
          12/81         $276,914      $296,032     $362,862    $210,085    $66,829     $85,948
          12/82         $293,516      $322,039     $402,077    $213,478    $80,038    $108,561
          12/83         $392,896      $419,717     $534,385    $278,228   $114,668    $141,489
          12/84         $391,769      $423,667     $545,974    $269,463   $122,307    $154,205
          12/85         $482,619      $536,261     $697,673    $321,206   $161,412    $215,055
          12/86         $572,151      $637,582     $845,831    $363,902   $208,249    $273,680
          12/87         $550,763      $653,004     $872,099    $331,668   $219,095    $321,336
          12/88         $682,365      $784,305   $1,077,886    $388,784   $293,580    $395,521
          12/89         $831,578      $935,100   $1,321,060    $445,617   $385,960    $489,483
          12/90         $737,439      $834,403   $1,201,437    $370,405   $367,034    $463,998
          12/91         $912,476    $1,101,650   $1,577,840    $436,287   $476,190    $665,364
          12/92         $889,020    $1,161,912   $1,644,334    $406,598   $482,422    $755,314
          12/93       $1,121,884    $1,558,305   $2,181,979    $498,209   $623,674  $1,060,095
          12/94       $1,068,974    $1,589,760   $2,199,827    $458,907   $610,067  $1,130,853
          12/95       $1,203,903    $1,922,768   $2,636,096    $490,575   $713,328  $1,432,194
          12/96       $1,434,286    $2,296,081   $3,177,869    $552,498   $881,788  $1,743,583
          12/97       $1,510,347    $2,730,272   $3,692,080    $548,539   $961,808  $2,181,733
        8/31/98       $1,306,372    $2,361,545   $3,193,461    $474,458   $831,914  $1,887,087




*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of income dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.


Past performance is not predictive of future results.


20

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                                    CLASS I
                                                      --------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                      --------------------------------------------------------------------
                                                         1998           1997           1996          1995          1994
                                                      --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year................         $22.47         $18.75        $18.96        $18.95        $17.47
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income............................            .50            .54           .50           .39           .29
 Net realized and unrealized gains (losses).......          (2.76)          4.48          1.34          1.20          2.58
                                                      --------------------------------------------------------------------
Total from investment operations..................          (2.26)          5.02          1.84          1.59          2.87
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income............................           (.55)          (.49)         (.44)         (.29)         (.27)
 Net realized gains...............................          (2.88)          (.81)        (1.61)        (1.29)        (1.12)
                                                      --------------------------------------------------------------------
Total distributions...............................          (3.43)         (1.30)        (2.05)        (1.58)        (1.39)
                                                      --------------------------------------------------------------------
Net asset value, end of year......................         $16.78         $22.47        $18.75        $18.96        $18.95
                                                      --------------------------------------------------------------------
                                                      --------------------------------------------------------------------
Total Return*.....................................       (12.61)%         28.28%        10.85%         9.51%        17.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...................    $11,116,564    $12,129,283    $8,450,737    $6,964,298    $5,611,560
Ratios to average net assets:
 Expenses.........................................          1.08%          1.08%         1.09%         1.12%         1.10%
 Net investment income............................          2.53%          2.81%         2.87%         2.40%         1.76%
Portfolio turnover rate...........................         48.23%         41.81%        19.63%        35.21%        27.35%

*Total return does not reflect sales commissions.
                                                                              21
TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                 CLASS II
                                                                -------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                                -------------------------------------------
                                                                  1998        1997        1996       1995+
                                                                -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $22.18      $18.57      $18.90     $17.48
                                                                -------------------------------------------
Income from investment operations:
 Net investment income......................................         .38         .42         .49        .04
 Net realized and unrealized gains (losses).................       (2.77)       4.39        1.19       1.38
                                                                -------------------------------------------
Total from investment operations............................       (2.39)       4.81        1.68       1.42
                                                                -------------------------------------------
Less distributions from:
 Net investment income......................................        (.42)       (.39)       (.40)        --
 Net realized gains.........................................       (2.88)       (.81)      (1.61)        --
                                                                -------------------------------------------
Total distributions.........................................       (3.30)      (1.20)      (2.01)        --
                                                                -------------------------------------------
Net asset value, end of year................................      $16.49      $22.18      $18.57     $18.90
                                                                -------------------------------------------
                                                                -------------------------------------------
Total Return*...............................................    (13.32)%      27.30%       9.99%      8.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $872,219    $755,184    $280,087    $42,548
Ratios to average net assets:
 Expenses...................................................       1.83%       1.84%       1.87%      1.86%**
 Net investment income......................................       1.79%       2.14%       2.25%      1.61%**
Portfolio turnover rate.....................................      48.23%      41.81%      19.63%     35.21%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
 22
TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                    ADVISOR CLASS
                                                                ---------------------
                                                                YEAR ENDED AUGUST 31,
                                                                ---------------------
                                                                 1998          1997+
                                                                ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $22.49        $19.37
                                                                ---------------------
Income from investment operations:
 Net investment income......................................        .56           .37
 Net realized and unrealized gains (losses).................      (2.78)         2.75
                                                                ---------------------
Total from investment operations............................      (2.22)         3.12
                                                                ---------------------
Less distributions from:
 Net investment income......................................       (.59)           --
 Net realized gains.........................................      (2.88)           --
                                                                ---------------------
Total distributions.........................................      (3.47)           --
                                                                ---------------------
Net asset value, end of year................................     $16.80        $22.49
                                                                ---------------------
                                                                ---------------------
Total Return*...............................................    (12.41)%       16.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $36,301       $29,531
Ratios to average net assets:
 Expenses...................................................       .83%          .83%**
 Net investment income......................................      2.81%         3.68%**
Portfolio turnover rate.....................................     48.23%        41.81%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
                       See Notes to Financial Statements.
                                                                              23

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 77.0%
AEROSPACE & MILITARY TECHNOLOGY 2.8%
Boeing Co. .................................................  United States          6,411,000    $   198,340,313
*General Motors Corp., H....................................  United States          1,631,300         58,930,713
Raytheon Co., A.............................................  United States          1,647,015         73,806,860
                                                                                                  ---------------
                                                                                                      331,077,886
                                                                                                  ---------------
APPLIANCES & HOUSEHOLD DURABLES .7%
Sony Corp. .................................................      Japan                956,700         69,860,309
Toro Co. ...................................................  United States            550,000         12,100,000
                                                                                                  ---------------
                                                                                                       81,960,309
                                                                                                  ---------------
AUTOMOBILES 5.0%
Autoliv Inc., ADR...........................................      Sweden             1,201,152         36,977,714
Fiat SpA, di Risp...........................................      Italy              3,589,960          6,525,515
Ford Motor Co. .............................................  United States          3,016,600        132,730,400
General Motors Corp. .......................................  United States          4,556,700        263,149,425
Volkswagen AG...............................................     Germany               368,350         27,153,672
Volvo AB, B.................................................      Sweden             4,741,000        130,712,634
                                                                                                  ---------------
                                                                                                      597,249,360
                                                                                                  ---------------
BANKING 5.9%
Australia & New Zealand Banking Group Ltd. .................    Australia           14,055,105         71,035,993
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand           24,930,800         17,552,711
Citicorp....................................................  United States            103,000         11,136,875
Deutsche Bank AG............................................     Germany             2,300,000        149,724,979
Development Bank of Singapore Ltd., fgn. ...................    Singapore            3,392,500         11,747,677
Guoco Group Ltd. ...........................................    Hong Kong           19,237,000         11,605,453
HSBC Holdings Plc. .........................................    Hong Kong           11,336,941        240,660,558
*Kookmin Bank...............................................   South Korea           1,424,403          3,923,568
National Australia Bank Ltd. ...............................    Australia           10,723,122        132,685,204
National Australia Capital Securities Plc. .................    Australia            1,329,253         36,055,988
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil               773,440         11,601,600
Union Bank of Norway, Primary Capital Cert. ................      Norway               385,000          9,302,744
                                                                                                  ---------------
                                                                                                      707,033,350
                                                                                                  ---------------
BROADCASTING & PUBLISHING .1%
South China Morning Post Holdings, Ltd. ....................    Hong Kong           30,911,000         10,171,766
South China Morning Post Holdings, Ltd., 144A...............    Hong Kong            8,976,000          2,953,698
                                                                                                  ---------------
                                                                                                       13,125,464
                                                                                                  ---------------
BUILDING MATERIALS & COMPONENTS 1.6%
Caradon Plc. ...............................................  United Kingdom         5,154,667         11,954,677
Cemex SA....................................................      Mexico             2,019,680          4,051,718
*Cemex SA, ADR..............................................      Mexico                22,092             88,638
Cemex SA, B.................................................      Mexico             4,694,000         11,535,483
Cemex SA, B, ADR............................................      Mexico               777,000          3,818,948
+Hepworth Plc. .............................................  United Kingdom        16,767,410         42,536,925

 24
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUILDING MATERIALS & COMPONENTS (CONT.)
+Owens Corning..............................................  United States          3,313,700    $   116,186,606
*Siam Cement Public Co. Ltd., fgn. .........................     Thailand              923,530          5,907,065
                                                                                                  ---------------
                                                                                                      196,080,060
                                                                                                  ---------------
BUSINESS & PUBLIC SERVICES 1.1%
Columbia HCA Healthcare Corp. ..............................  United States          1,155,200         26,064,200
*Humana Inc. ...............................................  United States          8,335,200        108,357,600
                                                                                                  ---------------
                                                                                                      134,421,800
                                                                                                  ---------------
CHEMICALS 3.9%
BASF AG.....................................................     Germany             2,671,000        107,536,717
Cookson Group Plc. .........................................  United Kingdom        11,025,284         28,800,621
DSM NV......................................................   Netherlands           1,273,290        112,097,891
Eastman Chemical Co. .......................................  United States          1,100,000         56,718,750
European Vinyls Corporation Evc International NV............   Netherlands             388,971          4,905,993
Imperial Chemical Industries Plc. ..........................  United Kingdom           551,888          6,071,609
Lyondell Chemical Co. ......................................  United States          2,568,600         55,385,438
Rhone-Poulenc SA, A.........................................      France             1,800,000         90,913,706
                                                                                                  ---------------
                                                                                                      462,430,725
                                                                                                  ---------------
CONSTRUCTION & HOUSING .1%
Fletcher Challenge Building Ltd. ...........................   New Zealand           5,267,917          6,135,959
Hollandsche Beton Groep NV..................................   Netherlands             588,511          9,551,974
                                                                                                  ---------------
                                                                                                       15,687,933
                                                                                                  ---------------
ELECTRICAL & ELECTRONICS 5.7%
ABB AB, A...................................................      Sweden            11,700,000        130,188,049
General Electric Co. Plc. ..................................  United Kingdom        18,500,000        121,280,497
Gold Peak Industries (Holdings) Ltd. .......................    Hong Kong            4,307,000            666,959
Hitachi Ltd. ...............................................      Japan              1,648,500          8,254,760
Motorola Inc. ..............................................  United States          3,817,600        164,395,400
Philips Electronics NV......................................   Netherlands           4,005,600        261,263,225
                                                                                                  ---------------
                                                                                                      686,048,890
                                                                                                  ---------------
ELECTRONIC COMPONENTS & INSTRUMENTS .1%
BICC Plc. ..................................................  United Kingdom         9,641,820         14,288,603
                                                                                                  ---------------
ENERGY SOURCES 7.8%
Amerada Hess Corp. .........................................  United States          2,008,000         98,643,000
*Barrett Resources Corp. ...................................  United States          1,100,000         22,343,750
Burlington Resources Inc. ..................................  United States          1,000,000         29,562,500
Norsk Hydro AS..............................................      Norway             3,251,577        117,224,773
Occidental Petroleum Corp. .................................  United States          5,000,000         92,500,000
Perez Companc SA, B.........................................    Argentina            6,863,400         27,184,501
*Ranger Oil Ltd. ...........................................      Canada             2,810,900         14,932,906
*Renaissance Energy Ltd. ...................................      Canada             5,250,000         57,395,390

                                                                              25
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES (CONT.)
Repsol SA...................................................      Spain              2,429,700    $   109,508,063
Saga Petroleum AS, A........................................      Norway             1,052,250         11,157,461
Saga Petroleum AS, B........................................      Norway             1,927,910         18,831,844
Societe Elf Aquitane SA.....................................      France             1,305,000        133,370,558
Transportadora de Gas del Sur SA, B, ADR....................    Argentina            1,400,000         13,300,000
Valero Energy Corp., new....................................  United States          2,500,000         44,687,500
Woodside Petroleum Ltd. ....................................    Australia              679,200          3,070,507
YPF Sociedad Anonima........................................    Argentina            1,400,000         31,366,273
YPF Sociedad Anonima, ADR...................................    Argentina            5,282,800        116,881,950
                                                                                                  ---------------
                                                                                                      941,960,976
                                                                                                  ---------------
FINANCIAL SERVICES 1.0%
Lend Lease Corp. Ltd. ......................................    Australia              923,300         17,462,226
Merrill Lynch & Co. Inc. ...................................  United States          1,580,300        104,299,800
                                                                                                  ---------------
                                                                                                      121,762,026
                                                                                                  ---------------
FOOD & HOUSEHOLD PRODUCTS 3.1%
Archer-Daniels Midland Co. .................................  United States          9,232,794        138,491,908
Embotelladora Andina SA, B, ADR.............................      Chile                186,700          2,088,706
Hillsdown Holdings Plc. ....................................  United Kingdom        20,423,076         48,391,052
IBP Inc. ...................................................  United States          3,750,000         62,109,375
Panamerican Beverages Inc., A...............................      Mexico               616,400          9,823,875
Tate & Lyle Plc. ...........................................  United Kingdom        13,600,000        100,601,149
Vitro SA de CV..............................................      Mexico             6,090,720          7,648,911
Vitro SA de CV, ADR.........................................      Mexico               962,440          3,669,303
                                                                                                  ---------------
                                                                                                      372,824,279
                                                                                                  ---------------
FOREST PRODUCTS & PAPER 5.4%
Aracruz Celulose SA, ADR....................................      Brazil             2,338,900         14,764,306
Assidomaen AB...............................................      Sweden             1,198,100         27,699,850
+Boise Cascade Corp. .......................................  United States          3,082,600         75,331,037
Carter Holt Harvey Ltd. ....................................   New Zealand          21,502,738         15,134,142
Champion International Corp. ...............................  United States          1,000,000         33,000,000
Enso OY, A..................................................     Finland                98,700            827,596
Enso OY, R..................................................     Finland             4,973,575         41,981,264
Fletcher Challenge Paper Ltd. ..............................   New Zealand          18,802,836         11,649,548
International Paper Co. ....................................  United States          3,400,000        125,800,000
Metsa Serla OY, B...........................................     Finland             2,611,000         19,947,082
Mitsubishi Paper Mills Ltd. ................................      Japan              4,647,000          7,833,317
Mo Och Domsjoe AB, B........................................      Sweden             2,950,000         57,991,172
Norske Skogindustrier AS, A.................................      Norway               994,000         27,467,386
*PT Tjiwi Kimia TBK.........................................    Indonesia           11,861,214          1,663,790
*Sappi Ltd. ................................................   South Africa          3,000,000          9,361,503
St. Joe Co. ................................................  United States            661,800         13,277,363
Stora Kopparbergs Bergslags AB, A...........................      Sweden             1,414,200         17,134,824
Stora Kopparbergs Bergslags AB, B...........................      Sweden             2,085,800         25,272,109

 26
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER (CONT.)
Svenska Cellulosa AB, B.....................................      Sweden             1,642,844    $    34,935,545
UPM-Kymmene Corp. ..........................................     Finland             4,301,840         86,569,846
                                                                                                  ---------------
                                                                                                      647,641,680
                                                                                                  ---------------
HEALTH & PERSONAL CARE .1%
Aetna Inc. .................................................  United States            117,500          7,072,031
Ono Pharmaceutical Co. Ltd. ................................      Japan                173,000          4,080,246
                                                                                                  ---------------
                                                                                                       11,152,277
                                                                                                  ---------------
INDUSTRIAL COMPONENTS 2.4%
BTR Plc. ...................................................  United Kingdom        47,031,250        103,168,066
Goodyear Tire & Rubber Co. .................................  United States          1,722,600         84,407,400
*RMI Titanium Co. ..........................................  United States            462,700          8,270,763
Sandvik AB, B...............................................      Sweden             2,156,000         43,848,769
SKF AB, A...................................................      Sweden             1,002,995         15,500,708
SKF AB, B...................................................      Sweden             2,480,374         38,026,084
                                                                                                  ---------------
                                                                                                      293,221,790
                                                                                                  ---------------
INSURANCE 1.1%
American General Corp. .....................................  United States          1,100,000         70,675,000
American International Group Inc. ..........................  United States            137,813         10,654,629
+W R Berkley Corp. .........................................  United States          1,690,650         53,466,806
                                                                                                  ---------------
                                                                                                      134,796,435
                                                                                                  ---------------
LEISURE & TOURISM .5%
Rank Group Plc. ............................................  United Kingdom         9,845,000         46,818,935
Shangri-La Asia Ltd. .......................................    Hong Kong           23,233,000         13,191,710
                                                                                                  ---------------
                                                                                                       60,010,645
                                                                                                  ---------------
MACHINERY & ENGINEERING 1.2%
+Agco Corp. ................................................  United States          5,739,500         49,503,188
Harnischfeger Industries Inc. ..............................  United States          1,786,700         28,698,869
Makita Corp. ...............................................      Japan                840,000          9,768,964
New Holland NV..............................................   Netherlands           1,600,000         17,700,000
Valmet (OY).................................................     Finland             2,000,000         26,831,881
Vickers Group Plc. .........................................  United Kingdom         5,396,988         14,550,060
                                                                                                  ---------------
                                                                                                      147,052,962
                                                                                                  ---------------
MERCHANDISING 2.6%
American Stores Co. ........................................  United States          5,405,000        156,745,000
Best Denki Co. Ltd. ........................................      Japan                529,000          2,922,445
*CompUSA Inc. ..............................................  United States          2,000,000         23,750,000
Dairy Farm International Holdings Ltd. .....................    Hong Kong           36,629,531         34,798,054

                                                                              27
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
Gucci Group NV..............................................   Netherlands             700,000    $    24,281,250
Safeway Plc. ...............................................  United Kingdom         4,309,883         22,480,761
W.H. Smith Group............................................  United Kingdom         5,740,290         44,408,211
                                                                                                  ---------------
                                                                                                      309,385,721
                                                                                                  ---------------
METALS & MINING 4.3%
AK Steel Holding Corp. .....................................  United States          1,029,900         14,289,862
Alcan Aluminum Ltd. ........................................      Canada             3,463,361         65,429,987
Alcan Aluminum Ltd., fgn. ..................................      Canada             1,500,000         28,500,000
Anglo American Platinum Corp. Ltd. .........................   South Africa          3,000,000         37,352,632
Billiton Plc. ..............................................  United Kingdom        19,141,800         32,854,443
British Steel Plc. .........................................  United Kingdom        63,665,600        114,337,742
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil             1,177,905         18,846,480
Grupo Mexico SA de CV, B....................................      Mexico             6,004,300         10,780,578
Industrias Penoles SA.......................................      Mexico             3,223,400          7,727,495
Iscor Ltd. .................................................   South Africa         21,374,700          4,224,874
*Maanshan Iron & Steel Co. Ltd., H..........................      China              8,979,000            247,962
Minorco SA, ADR.............................................    Luxembourg           2,013,724         16,864,939
Outokumpu OY, A.............................................     Finland               666,200          6,951,544
Pechiney SA, A..............................................      France             2,368,775         76,754,723
Pohang Iron & Steel Co. Ltd. ...............................   South Korea           1,022,390         39,878,793
+Titanium Metals............................................  United States          2,322,000         26,703,000
WMC Ltd. ...................................................    Australia            6,933,500         17,021,394
                                                                                                  ---------------
                                                                                                      518,766,448
                                                                                                  ---------------
MISC MATERIALS & COMMODITIES .8%
Agrium Inc. ................................................      Canada             6,182,100         52,161,469
De Beers/Centenary Linked Units, Reg. ......................   South Africa            870,850         10,531,115
De Beers/Centenary Linked Units, ADR........................   South Africa          2,950,000         33,925,000
                                                                                                  ---------------
                                                                                                       96,617,584
                                                                                                  ---------------
MULTI-INDUSTRY 5.7%
Alfa SA de CV, A............................................      Mexico             6,608,600         14,914,840
Amoy Properties Ltd. .......................................    Hong Kong           53,975,000         25,945,501
Broken Hill Proprietary Co. Ltd. ...........................    Australia           15,752,699        108,714,528
Cheung Kong Holdings Ltd. ..................................    Hong Kong           30,000,000        116,141,021
DESC SA de CV, B............................................      Mexico             2,059,000          7,331,812
DESC SA de CV, C, ADR.......................................      Mexico                25,800            399,900
Elementis Plc. .............................................  United Kingdom        19,800,000         32,823,724
First Pacific Co. ..........................................    Hong Kong           37,473,000         11,605,740
Hicom Holdings BHD..........................................     Malaysia            1,289,800            187,988
Hutchison Whampoa Ltd. .....................................    Hong Kong           10,000,000         43,359,315
Inchcape Plc. ..............................................  United Kingdom        26,000,000         70,530,317
Jardine Matheson Holdings Ltd. .............................    Hong Kong           10,087,768         17,956,227
Jardine Strategic Holdings Ltd. ............................    Hong Kong           14,245,732         16,667,506
Metra OY, B.................................................     Finland               284,280          7,585,391

 28
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Pacific Dunlop Ltd. ........................................    Australia           18,044,277    $    31,452,465
Pilkington Plc..............................................  United Kingdom        40,000,000         52,244,679
*Saab AB, B.................................................      Sweden             1,254,300         10,390,082
Swire Pacific Ltd., A.......................................    Hong Kong           33,386,500         96,292,298
Swire Pacific Ltd., B.......................................    Hong Kong           24,783,300         11,113,659
Wheelock and Company Ltd. ..................................    Hong Kong           10,000,000          5,258,607
                                                                                                  ---------------
                                                                                                      680,915,600
                                                                                                  ---------------
REAL ESTATE .9%
Hang Lung Development Co. Ltd. .............................    Hong Kong           27,818,000         21,538,739
Hong Kong Land Holdings Ltd. ...............................    Hong Kong           13,093,000         10,736,260
New World Development Co. Ltd. .............................    Hong Kong           17,699,244         19,071,477
Rouse Co. ..................................................  United States          1,732,500         49,809,375
Wereldhave NV...............................................   Netherlands             160,000          9,125,399
                                                                                                  ---------------
                                                                                                      110,281,250
                                                                                                  ---------------
RECREATION & OTHER CONSUMER GOODS
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong            1,677,000          3,029,732
                                                                                                  ---------------
TELECOMMUNICATIONS 4.9%
Bell Atlantic Corp. ........................................  United States          3,100,000        136,787,500
Hong Kong Telecommunications Ltd. ..........................    Hong Kong           41,597,548         73,541,321
PT Indosat TBK, ADR.........................................    Indonesia              544,700          3,268,200
Rostelecom..................................................      Russia            11,958,000          7,294,380
Rostelecom, ADR.............................................      Russia                 7,000             25,375
SK Telecom Co. Ltd., ADR....................................   South Korea           7,484,398         44,906,388
Smartone Telecommunications Holdings Ltd. ..................    Hong Kong           15,000,000         31,551,644
Telecom Argentina Stet-France SA, ADR.......................    Argentina            2,974,700         66,558,913
Telefonica de Argentina SA, B, ADR..........................    Argentina              566,000         12,664,250
Telefonica del Peru SA, B...................................       Peru              8,459,874         11,227,437
Telefonica del Peru SA, B, ADR..............................       Peru              1,083,200         13,946,200
Telefonica SA...............................................      Spain              1,389,200         51,944,847
Telefonos de Mexico SA (Telmex), L..........................      Mexico            14,118,470         25,066,144
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico             2,900,000        103,493,750
                                                                                                  ---------------
                                                                                                      582,276,349
                                                                                                  ---------------
TRANSPORTATION 1.6%
Cathay Pacific Airways Ltd. ................................    Hong Kong           35,082,000         25,578,550
Hitachi Zosen Corp. ........................................      Japan              4,496,000          5,572,633
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom         4,621,630         53,398,830
Singapore Airlines Ltd., fgn. ..............................    Singapore           23,586,900        100,934,932
Stolt Nielsen SA............................................      Norway               463,500          4,866,750
Stolt Nielsen SA, ADR.......................................      Norway               459,000          4,590,000
                                                                                                  ---------------
                                                                                                      194,941,695
                                                                                                  ---------------

                                                                              29
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 6.6%
*CEZ AS.....................................................  Czech Republic           186,161    $     3,378,810
CLP Holdings Ltd. ..........................................    Hong Kong           17,999,900         75,723,525
Electrabel SA...............................................     Belgium               154,364         50,291,801
Entergy Corp. ..............................................  United States          3,600,000        103,725,000
Gener SA, ADR...............................................      Chile              1,252,800         16,521,300
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong           41,999,600        124,656,842
Illinova Corp. .............................................  United States          2,900,000         74,856,250
Korea Electric Power Corp. .................................   South Korea           6,273,800         80,832,373
Mosenergo...................................................      Russia           100,000,000          1,500,000
National Grid Group Plc. ...................................  United Kingdom        11,900,000         86,033,339
Potomac Electric Power Co. .................................  United States          4,000,000         98,000,000
Thames Water Group Plc. ....................................  United Kingdom         4,170,833         75,148,892
                                                                                                  ---------------
                                                                                                      790,668,132
                                                                                                  ---------------
WHOLESALE & INTERNATIONAL TRADE
Sime Darby Hongkong Ltd. ...................................    Hong Kong            6,660,000          1,632,943
                                                                                                  ---------------
TOTAL COMMON STOCKS (COST $10,967,607,988)..................                                        9,258,342,904
                                                                                                  ---------------
PREFERRED STOCKS 3.4%
Ballast Nedam NV, ctf., cvt., pfd...........................   Netherlands              92,082          3,562,882
Banco Bradesco SA, pfd. ....................................      Brazil         3,171,500,000         17,785,623
*Banco Bradesco SA, rts., pfd. .............................      Brazil            76,911,803              8,496
Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. ...      Brazil           120,400,000          1,841,448
*Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. .....................................................      Brazil             3,759,200         28,747,388
Centrais Geradoras Do Sul Do Brasil SA (Gerasul), ADR,
  pfd. .....................................................      Brazil               350,790          1,773,473
Cia Vale do Rio Doce, pfd. .................................      Brazil               949,560         12,586,571
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil             1,350,400         17,899,771
Fiat SpA, pfd. .............................................      Italy             30,914,350         56,636,842
Petroleo Brasileiro SA (Petrobras), pfd. ...................      Brazil           250,000,000         25,490,696
+++Receipts of Telebras Stock...............................      Brazil           875,600,000         62,123,035
++Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ....      Brazil             1,025,000         72,454,688
*Telecomunicacoes de Minas Gerais Celular SA Telemig, C,
  pfd. .....................................................      Brazil            38,363,000            945,303
Telecomunicacoes de Minas Gerais SA Telemig, B, pfd. .......      Brazil            38,363,000          1,533,021
Usinas Siderurgicas de Minas Gerais SA, pfd. ...............      Brazil             4,188,959         17,440,648
Volkswagen AG, pfd. ........................................     Germany             1,718,960         86,264,792
                                                                                                  ---------------
TOTAL PREFERRED STOCKS (COST $626,056,787)..................                                          407,094,677
                                                                                                  ---------------

 30
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                                  PRINCIPAL
                                                                 COUNTRY           AMOUNT**            VALUE
-----------------------------------------------------------------------------------------------------------------
BONDS 6.5%
U.S. Treasury Bonds:
  14.00%, 11/15/11..........................................  United States     $   97,000,000    $   153,260,097
  7.875%, 2/15/21...........................................  United States        128,500,000        168,254,816
  6.25%, 8/15/23............................................  United States        155,303,000        172,095,292
U.S. Treasury Notes:
  6.375%, 7/15/99...........................................  United States         78,000,000         78,828,828
  6.00%, 10/15/99...........................................  United States        108,000,000        109,012,608
  6.375%, 1/15/00...........................................  United States         98,000,000         99,684,424
                                                                                                  ---------------
TOTAL BONDS (COST $727,148,534).............................                                          781,136,065
                                                                                                  ---------------
SHORT TERM INVESTMENTS (COST $1,621,608,892) 13.5%
U.S. Treasury Bills, 4.809% to 5.11%, with maturities to
  1/21/99...................................................  United States      1,636,830,000      1,622,674,363
                                                                                                  ---------------
TOTAL INVESTMENTS (COST $13,942,422,201) 100.4%.............                                       12,069,248,009
OTHER ASSETS, LESS LIABILITIES (.4%)........................                                          (44,164,385)
                                                                                                  ---------------
TOTAL NET ASSETS 100.0%.....................................                                      $12,025,083,624
                                                                                                  ---------------
                                                                                                  ---------------

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1998, were $363,727,562.
++Includes securities of twelve new holding companies deemed received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras). +++Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).
                       See Notes to Financial Statements.
                                                                              31

TEMPLETON GROWTH FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost
  $13,942,422,201)..........................................  $12,069,248,009
 Receivables:
  Investment securities sold................................        6,564,732
  Capital shares sold.......................................       14,887,373
  Dividends and interest....................................       43,079,342
                                                              ---------------
     Total assets...........................................   12,133,779,456
                                                              ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................       45,702,869
  Capital shares redeemed...................................       47,390,000
  To affiliates.............................................       12,629,800
 Funds advanced by custodian................................          340,423
 Accrued liabilities........................................        2,632,740
                                                              ---------------
     Total liabilities......................................      108,695,832
                                                              ---------------
Net assets, at value........................................  $12,025,083,624
                                                              ---------------
                                                              ---------------
Net assets consist of:
 Undistributed net investment income........................  $   268,936,336
 Net unrealized depreciation................................   (1,873,174,192)
 Accumulated net realized gain..............................    1,445,822,503
 Capital shares.............................................   12,183,498,977
                                                              ---------------
Net assets, at value........................................  $12,025,083,624
                                                              ---------------
                                                              ---------------
CLASS I:
 Net asset value per share ($11,116,564,018 / 662,531,683
   shares outstanding)......................................           $16.78
                                                              ---------------
                                                              ---------------
 Maximum offering price per share ($16.78 / 94.25%).........           $17.80
                                                              ---------------
                                                              ---------------
CLASS II:
 Net asset value per share ($872,218,980 / 52,878,215 shares
   outstanding)*............................................           $16.49
                                                              ---------------
                                                              ---------------
 Maximum offering price per share ($16.49 / 99.00%).........           $16.66
                                                              ---------------
                                                              ---------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($36,300,626 / 2,160,456 shares outstanding).............           $16.80
                                                              ---------------
                                                              ---------------

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 32

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $27,208,792)
 Dividends..................................................    $  312,010,645
 Interest...................................................       200,283,993
                                                                --------------
      Total investment income...............................                         $   512,294,638
Expenses:
 Management fees (Note 3)...................................        86,332,815
 Administrative fees (Note 3)...............................        11,225,977
 Distribution fees (Note 3)
  Class I...................................................        32,554,592
  Class II..................................................         9,490,143
 Transfer agent fees (Note 3)...............................        13,062,513
 Custodian fees.............................................         2,328,928
 Reports to shareholders....................................         3,100,000
 Registration and filing fees...............................         1,432,500
 Professional fees..........................................           157,307
 Directors' fees and expenses...............................           153,000
 Other......................................................           415,491
                                                                --------------
      Total expenses........................................                             160,253,266
                                                                                     ---------------
            Net investment income...........................                             352,041,372
                                                                                     ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,803,793,777
  Foreign currency transactions.............................        (8,898,389)
                                                                --------------
      Net realized gain.....................................                           1,794,895,388
      Net unrealized depreciation on investments............                          (3,948,921,534)
                                                                                     ---------------
Net realized and unrealized loss............................                          (2,154,026,146)
                                                                                     ---------------
Net decrease in net assets resulting from operations........                         $(1,801,984,774)
                                                                                     ---------------
                                                                                     ---------------

                       See Notes to Financial Statements.
                                                                              33

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                     1998               1997
                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   352,041,372    $   299,645,065
  Net realized gain from investments and foreign currency
    transactions............................................      1,794,895,388      1,454,846,690
  Net unrealized appreciation (depreciation) on
    investments.............................................     (3,948,921,534)       835,123,789
                                                                ----------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (1,801,984,774)     2,589,615,544
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (309,635,887)      (224,233,853)
   Class II.................................................        (16,109,670)        (6,799,222)
   Advisor Class............................................           (846,245)                --
  Net realized gains:
   Class I..................................................     (1,624,126,003)      (372,774,314)
   Class II.................................................       (109,111,611)       (13,998,148)
   Advisor Class............................................         (4,067,274)                --
 Capital share transactions (Note 2):
   Class I..................................................      2,570,690,896      1,795,361,405
   Class II.................................................        389,245,855        388,966,140
   Advisor Class............................................         17,030,051         27,036,800
                                                                ----------------------------------
    Net increase (decrease) in net assets...................       (888,914,662)     4,183,174,352
Net assets:
 Beginning of year..........................................     12,913,998,286      8,730,823,934
                                                                ----------------------------------
 End of year................................................    $12,025,083,624    $12,913,998,286
                                                                ----------------------------------
                                                                ----------------------------------
Undistributed net investment income included in net assets:
 End of year................................................    $   268,936,336    $   243,486,766
                                                                ----------------------------------
                                                                ----------------------------------

                       See Notes to Financial Statements.
 34

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              35
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1998, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 400 million, and 200 million were designated Class I shares, Class II shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 1998                                    1997
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                    -----------------------------------------------------------------------
CLASS I SHARES:
Shares sold.......................................   162,377,765    $ 3,342,332,950          116,375,056    $ 2,413,664,953
Shares issued on reinvestment of distributions....    84,313,094      1,737,946,375           28,725,892        533,837,608
Shares redeemed...................................  (123,878,907)    (2,509,588,429)         (55,979,411)    (1,152,141,156)
                                                    -----------------------------------------------------------------------
Net increase......................................   122,811,952    $ 2,570,690,896           89,121,537    $ 1,795,361,405
                                                    -----------------------------------------------------------------------
                                                    -----------------------------------------------------------------------

 36
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                               YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------------------
                                                                      1998                                1997
                                                           --------------------------------------------------------------
                                                             SHARES         AMOUNT               SHARES         AMOUNT
                                                           --------------------------------------------------------------
CLASS II SHARES:
Shares sold..............................................  21,887,098    $ 446,684,900         19,727,633    $406,674,814
Shares issued on reinvestment of distributions...........   5,371,460      109,391,107            977,215      18,004,847
Shares redeemed..........................................  (8,429,791)    (166,830,152)        (1,736,615)    (35,713,521)
                                                           --------------------------------------------------------------
Net increase.............................................  18,828,767    $ 389,245,855         18,968,233    $388,966,140
                                                           --------------------------------------------------------------
                                                           --------------------------------------------------------------

                                                                               YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------------------
                                                                      1998                               1997*
                                                           --------------------------------------------------------------
                                                             SHARES         AMOUNT               SHARES         AMOUNT
                                                           --------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold..............................................   1,306,769    $  26,289,488          1,386,033    $ 28,617,159
Shares issued on reinvestment of distributions...........     235,380        4,848,120                 --              --
Shares redeemed..........................................    (694,766)     (14,107,557)           (72,960)     (1,580,359)
                                                           --------------------------------------------------------------
Net increase.............................................     847,383    $  17,030,051          1,313,073    $ 27,036,800
                                                           --------------------------------------------------------------
                                                           --------------------------------------------------------------

*Effective date of Advisor Class share was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

                                                                              37
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, there were no unreimbursed costs. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $4,661,855 and $474,453, respectively.

Legal fees of $96,132 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $13,945,283,035 was as follows:

Unrealized appreciation....................................  $   826,462,684
Unrealized depreciation....................................   (2,702,497,710)
                                                             ---------------
Net unrealized depreciation................................  $(1,876,035,026)
                                                             ---------------
                                                             ---------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $7,140,301,074 and $5,590,440,851, respectively.

 38

TEMPLETON GROWTH FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON GROWTH FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth Fund, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              39

TEMPLETON GROWTH FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain..............................................    $  116,868,640
20% Rate Gain..............................................     1,405,957,643
                                                               --------------
Total......................................................    $1,522,826,283
                                                               ==============

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 12.44% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

 40

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                        09/98



PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Growth Fund, Inc. which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                        [LOGO] Printed on recycled paper


101 A98 10/98